UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 5, 2012

COINSTAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1800 – 114th Avenue SE

Bellevue, Washington 98004

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (425) 943-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2012, Saul M. Gates resigned from his position as Chief Accounting Officer and Senior Vice President, Finance, of Coinstar, Inc. (“Coinstar” or the “Company”), effective as of December 14, 2012, in order to take a position as chief financial officer at another company in the region.

On December 7, 2012, Coinstar announced that Tad K. Larsen had been appointed as Chief Accounting Officer of the Company, effective as of December 16, 2012. J. Scott Di Valerio, the Company’s Chief Financial Officer, will serve as Interim Chief Accounting Officer between the dates of effectiveness of Mr. Gates’ resignation and Mr. Larsen’s appointment.

Mr. Larsen, age 50, has served as Coinstar’s Corporate Controller since December 2010. Mr. Larsen served as Division Controller, Americas for Terex Corporation’s Aerial Work Platform Division (a manufacturer of aerial work platform and lifts) from March 2009 to December 2010. Previously, he served in various roles at Brunswick Corporation, Global Boat Operations (a boat manufacturer), including as Vice President of Finance, Global Boat Operations from April 2008 to March 2009, Vice President of Finance, US Marine Division from September 2002 to March 2008, and Director of Accounting, US Marine Division from May 2001 to September 2002.

Mr. Larsen’s offer letter (the “Offer Letter”) includes the following material terms:

•	annual base salary of $220,000;

•	target bonus opportunity to remain unchanged at 25% of base salary for 2012 and to increase to 30% of base salary for 2013, in each case based on achievement of performance goals;

•	target long-term incentive compensation to be valued at $100,000 for 2013; and

•	fringe benefits as provided by the Company from time to time.

The foregoing description of the Offer Letter is qualified in its entirety by reference to the full text of the Offer Letter, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

For additional information regarding Mr. Di Valerio, please review the relevant disclosures in the Company’s 2012 Proxy Statement, filed with the Securities and Exchange Commission (the “SEC”) on April 25, 2012, which are incorporated herein by reference.

Certain statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words indicating future events, performance, results and actions, such as “will” and “expect,” and variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. The forward-looking statements in this Current Report on Form 8-K include statements regarding management transition matters. Forward-looking statements are not guarantees of future actions, events or performance, which may vary materially from those expressed or implied in such statements. Differences may result from, among other things, actions taken by the Company, including those beyond the Company’s control. For more information on factors that may affect future performance, results or actions, please review “Risk Factors” described in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q filed with the SEC, as well as other public filings with the SEC. These forward-looking statements reflect the Company’s expectations as of the date hereof. The Company undertakes no obligation to update the information provided herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Offer Letter between Coinstar, Inc. and Tad K. Larsen

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COINSTAR, INC.

Date: December 7, 2012	By:	/s/ Donald R. Rench
Donald R. Rench
Chief Legal Officer, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Offer Letter between Coinstar, Inc. and Tad K. Larsen